UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2018
Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida		59-3191743
(State or other jurisdiction of incorporation)	001-12298	(IRS Employer Identification No.)
(Commission File Number)

One Independent Drive, Suite 114 Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)

(904) 598-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On February 8, 2018, Regency Centers Corporation (the “Company”) issued a press release and filed a Form 8-K (“Original Report”) with the Securities and Exchange Commission announcing its 2017 fourth-quarter and full-year financial results. Subsequent to issuing the press release, and within the one-year provisional period, the Company revised its provisional purchase price allocation for the assets acquired and liabilities assumed in the merger with Equity One, Inc. The purpose of this Form 8-K/A is to amend items 2.02 and 9.01 of the Original Report to revise the Consolidated Balance Sheets included with the Original Report to reflect this revision.

Item 2.02    Disclosure of Results of Operations and Financial Condition

On February 8, 2018, the Company issued a press release announcing its 2017 fourth-quarter and full-year financial results. The financial information in the February 8, 2018 press release and supplemental has been revised to reflect a revision to the Company’s provisional purchase price allocation for the assets acquired and liabilities assumed in the merger with Equity One, Inc. A copy of the revised Consolidated Balance Sheets is furnished herewith as Exhibit 99.1 and is incorporated by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K/A is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed to be incorporated by reference in any filing by Regency Centers Corporation pursuant to the Securities Act of 1933, as amended, or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Revised Consolidated Balance Sheets of Regency Centers Corporation as of December 31, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
February 27, 2018	By:	/s/ J. Christian Leavitt J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)